Exhibit 10.17
                                 -------------

Option No. 50                                  Option to Purchase 100,000 Shares


                          CATEGORY 5 TECHNOLOGIES, INC.
                      Non-Qualified Stock Option Agreement

This Agreement (the "Agreement") dated February 25, 2002 is made between Category 5 Technologies, Inc. (the "Company") and Troy Kearl (the "Optionee").

This Agreement confirms an award of a nonqualified stock option (the "Option") covering 100,000 shares of Common Stock ($0.001 par value) which has been granted to the Optionee under the Company's 2001 Stock Option Plan (the "Plan"), a copy of which has been delivered to the Optionee. This award entitles the Optionee to purchase the shares covered by this Option at a price of $2.50 per share.

This Option has been granted for the purposes of encouraging the Optionee to acquire ownership in the Company as an incentive to advance the Company's interests and to continue in the Company's employ.

This Option is subject to the terms and conditions of the Plan and to the Optionee's agreement to the terms and conditions set forth below. The option is not intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). All capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Plan.

         1. Option Period. This Option shall remain in effect until February 25, 2007, subject to earlier expiration in the event that the Optionee's employment with the Company terminates prior to such date as provided for in Paragraph 3 of this Agreement.

         2. Exercise Rights. Subject to Paragraph 1 of this Agreement, this Option cannot be exercised until February 25, 2002, and then only to the extent permitted by the following schedule and the other terms and conditions governing this Option:

                                                            Cumulative Maximum
                                                              Number of Option
                           Date                             Shares Purchasable

                           2/25/02                                25,000
                           2/25/03                                25,000
                           2/25/04                                25,000
                           2/25/05                                25,000

              Purchase of any or all of the shares covered by this Option must occur no later than the expiration date provided for in Paragraph 1 of this Agreement.

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         3.   Continued  Employment.  Except as may otherwise be provided by the
              Plan, this Option shall not be exercisable after:

              (a) The Optionee's termination of employment for cause by the Company. The term "cause" for this purpose shall mean:

                     (i) The refusal of the Optionee to implement or adhere to lawful policies or directives of the Board of Directors of the Company;

                     (ii) The conviction of the Optionee for committing a felony under federal law or the law of the state in which such action occurred;

                     (iii) Conduct which is in violation of Optionee's common law duty of loyalty to the Company; or

                     (iv) Fraudulent conduct in connection with the business affairs of the Company, regardless of whether said conduct is designed to defraud the Company or others.

                     The existence of cause shall be conclusively determined by the Board of Directors of the Company or its duly appointed agent.

              (b) The Optionee's willful termination of employment with the Company other than as provided for in sub-paragraph (c) which follows.

              (c) The Option expiration date set forth in Paragraph 1, upon the Optionee's retirement from the Company (as defined in the Plan).

              (d) The earlier of ninety days after the Company terminates the Optionee's employment for a reason other than for cause or the expiration date set forth in Paragraph 1, provided that this Option shall only be exercisable to the extent of the number of shares purchasable as of the date of the Optionee's termination of employment as provided under Paragraph 2 of this Agreement.

              (e) The earlier of one year following the Optionee's termination of employment from the Company as a result of disability as defined in Section 22(e)(3) of the Code or the expiration date set forth in Paragraph 1 of this Agreement, provided that this Option shall only be exercisable to the extent of the number of shares purchasable as of the date of the Optionee's termination of employment as provided under Paragraph 2 of this Agreement.

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              (f)    The  earlier of one year  following  the  Optionee's  death while this Option is outstanding or the expiration date set forth in Paragraph 1 of this Agreement, provided that this Option shall only be exercisable to the extent of the number of shares purchasable as of the earlier of the Optionee's death or termination of employment from the Company.

              For purposes of this Agreement, a change in status from employee to a consultant or advisor will not constitute a termination of employment. Nothing contained in this Agreement shall confer on the Optionee any right to continue in the employ of the Company or shall limit the Company's rights to terminate the Optionee at any time, provided, however, that nothing in this Agreement shall affect any other contractual rights existing between the Optionee and the Company.

         4. Purchase of Shares. From time to time, but only to the extent this Option is then exercisable, the Optionee may purchase shares of Common Stock covered by this Option by delivering to the Company a signed notice of the Optionee's election to purchase a designated number of shares. The aggregate purchase price of the shares shall be paid in full at the time of exercise by delivery to the Company of cash or check, or if permitted by the Committee, such other means as provided for under the Plan.

         5. Leave of Absence. If the Optionee is officially granted a leave of absence for illness, military or governmental service or other reasons by the Company, for purposes of this Option, such leave of absence shall not be treated as termination of employment.

         6.   Transferability.   This  option  shall  not  be   transferable  or
              assignable by the Optionee other than by will or the laws of descent and distribution.

         7. Right of Repurchase. The Company reserves the right to require the Optionee to sell to it the number of shares acquired through exercise of this Option if, either one year before or after such exercise, the Optionee has:

              (a) Rendered services for any organization or engaged directly or indirectly in any business or activity which, in the judgment of the Committee, is in competition with the Company or is otherwise prejudicial to or in conflict with the best interests of the Company;

              (b) Disclosed, without prior written authorization from the Company, other than in an official capacity as a part of the Optionee's responsibilities for the Company, any confidential information or materials relating to the Company business;

              (c) Violated any agreement with the Company regarding rights, title and interest in any idea, patentable or not, made or conceived by the Optionee or by the Optionee and others, in conjunction with Optionee's employment with the Company

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                     which  relates  to  the  actual  or  anticipated  business, research, or development work of the Company; or

              (d) Acted in any other manner which is otherwise inimical to the Company, as determined by the Committee.

              The price per share to be paid by the Company for any such repurchase shall be the lower of the exercise price or the Fair Market Value on the date preceding such purchase.

         8. Acceleration of Exercisability. Notwithstanding any other provision of this Agreement establishing the earliest date upon which the Optionee may exercise his or her rights under this
              Option:

              (a) This Option shall become immediately exercisable in full as of the date upon which occurs any of the following:

                     (i) The Company executes a definitive agreement to merge or consolidate with or into another corporation in which the Company is not the surviving corporation and the Common Stock is converted into or exchanged for stock or securities of any other corporation, cash, or any other thing of value; or

                     (ii) The Company executes a definitive agreement to sell or otherwise dispose of substantially all its assets.

              (b) This Option shall become immediately exercisable in full upon the Optionee's termination of employment on account of retirement (as defined in the Plan).

         9. Purchase for Investment. As a condition to the exercise in whole or in part of the Option hereby granted, each written note of election shall include a representation and warrant in writing to the Company that the shares purchased are being acquired for investment and not with a view to the distribution or resale thereof, unless, at the time the Option is exercised, in whole or in part, there is in effect under the Securities Act of 1933 (the "1933 Act") a registration Statement relating to the shares issuable upon exercise of this Option and available for delivery to the Optionee a prospectus meeting the requirements of Section 10(a)(3) of the 1933 Act. No shares shall be purchased upon the exercise of this Option unless and until any then applicable requirements of the United States Securities and Exchange Commission, any state having jurisdiction (and any other regulatory agencies having jurisdiction), and of any exchanges upon which shares of the Common Stock may be listed or regulatory

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              bodies governing trading of the Common Stock shall have been fully complied with.

         10. Tax Withholding. As condition to delivery by the Company of certificates for shares purchased upon exercise of all or any part of this Option, adequate provision, as determined by the Company, shall be made for the payment required by law to satisfy any federal, state or local tax withholding obligations. The Committee may permit shares purchased under this Option to be used to satisfy such tax withholding obligations, with such shares valued using the Fair Market Value on the date of exercise; provided, however, that such share withholding shall be mandated if the Optionee is a person subject to Section 16 of the 1934 Act at the time of exercise.

         11. Transfer Taxes. The Company shall at all times during the term when this Option is exercisable reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Agreement, and shall pay all original issue and transfer taxes upon exercise with respect to the issue and transfer of shares and all other fees and expenses necessarily incurred by the Company in connection with such exercise.

         12. Miscellaneous. The Agreement (a) shall be binding upon and inure to the benefit of any successor of the Company; (b) shall be governed by the laws of the State of Utah, and any applicable laws of The United States of America; (c) may not be amended except in writing; and (d) shall in no way affect the Optionee's participation or benefits under any other plan or benefit program maintained or provided by the Company. In the event of a conflict between this Agreement and the Plan, the Plan shall govern.

This Agreement has been executed by the undersigned:

Category 5 Technologies, Inc.                  Optionee


By:____________________________                _______________________________
                                               Troy Kearl

Its:___________________________




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